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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549
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                                   FORM 8-K/A

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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     Date of Report (Date of Earliest Event Reported): September 19, 1996

                             U.S. BIOSCIENCE, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


            1-10392                                      23-2460100
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

         One Tower Bridge
         100 Front Street
   West Conshohocken, Pennsylvania                              19428
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   (Address of Principal Executive Offices)                   (Zip Code)

                                (610) 832-0570
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               (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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            This amendment to the Registrant's Form 8-K dated September 19, 1996
(the "Form 8-K") amends and modifies the Form 8-K only to reflect the filing of an amended Exhibit 10.16.1 to the Form 8-K.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. BIOSCIENCE, INC.


                                    By:     /s/ Robert I. Kriebel
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                                    Name:   Robert I. Kriebel
                                    Title:  Executive Vice President and Chief
                                            Financial Officer

December 13, 1996

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                                 EXHIBIT INDEX

Exhibit No.         Description                                         Page
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*10.16.1        Amendment to Distribution and Supply Agreement,
                dated as of August 31, 1996, between the Company and Scherico, Ltd.


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     * Confidential Treatment Requested

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